SUPPLEMENT TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE INCOME FUNDS
For Emerging Markets Local Bond Fund
A, C, Administrator and Institutional Classes

On July 2, 2012, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved a change to the Fund's fundamental investment policies in order for the Fund to be classified as a non-diversified investment company. On the same date, Fund shareholders also approved this change.

Effective at the close of business July 2, 2012, the Fund will be closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of distributions.

Upon effectiveness of required regulatory filings, the Fund will be reopened to investors.

July 2, 2012	IFAM072/P1003SP